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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 31, 1997



                      LEXINGTON CORPORATE PROPERTIES TRUST
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             (Exact Name of Registrant as specified in its charter)



         MARYLAND                   1-12386                13-3717318
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(State or other jurisdiction    (Commission File          (IRS Employer
     of incorporation)               Number)           Identification No.)



                 355 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017
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               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 692-7260
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                      LEXINGTON CORPORATE PROPERTIES, INC.
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          (Former name or former address, if changed since last report)
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Item 5.    Other Events.

    On December 31, 1997, Lexington Corporate Properties, Inc. (the "Corporation"), a Maryland corporation, was merged with and into Lexington Corporate Properties Trust (the "Trust"), a Maryland real estate investment trust (the "Merger"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 31, 1997 by and between the Corporation and the Trust. Under the Merger Agreement, each share of Lexington Corporate Properties, Inc., $.0001 par value, was converted into the right to receive one share of beneficial interest in the Trust, $.0001 par value. The Trust is the surviving entity of the Merger.

Item 7.    Financial Statements, Pro Forma Information and Exhibits.

    (c)    Exhibits

           2.1    Agreement and Plan of Merger dated December 31, 1997
           3.1    Declaration of Trust of Lexington Corporate Properties Trust


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      LEXINGTON CORPORATE PROPERTIES TRUST



                                 By:  /s/ ANTONIA TRIGIANI
                                      ----------------------------------
                                      Antonia Trigiani
                                      Chief Financial Officer


Date:   January 15, 1997



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                                  Exhibit Index


Exhibit 2.1 Agreement and Plan of Merger dated December 31, 1997 between Lexington Corporate Properties, Inc. and Lexington Corporate Properties Trust.

Exhibit 3.1       Declaration of Trust.


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